CASTLE |
CONVERTIBLE |  Meeting the challenge
      FUND, |  of investing
       INC. |


                                Annual Report
                              October 31, 1997




Dear Shareholder:

      The economic difficulties in Southeast Asia have been reverberating around the world. Because of the heightened sense of risk, investors have been reassessing economic conditions in countries around the globe, leading to intense downward pressure on the currency and financial markets of countries across Latin America, Asia and Eastern Europe. Our own markets have not been immune to the turmoil, as the wild swings in the stock market in recent weeks have amply demonstrated.

      The currency devaluations and higher financing costs, together with the economic and financial reforms required by the International Monetary Fund (IMF) in return for financial assistance, will slow economic growth in Thailand, the Philippines, Indonesia and Malaysia. At the present time, we believe that the retrenchment will largely be confined to these economies and not spread. We believe, therefore, that the slowdown will have a small impact on the U.S. economy. These countries are not large markets for U.S. goods and services. Furthermore, while U.S. exports have been growing rapidly throughout most of the current economic expansion, total exports still only account for roughly 11% of U.S. Gross Domestic Product (GDP). We would also note that the U.S. economy is a service-based economy, with the service sector accounting for fully 80% of the workforce and 55% of nominal GDP. The service sector, which is far more stable than the goods-producing sector, should generate steady growth in the months ahead. The domestic economic environment, therefore, should remain favorable. We project the economy will generate a moderate 2.0 to 2.5% rate of growth. Steady growth in consumer spending will be partially offset by slower inventory building and weaker export demand. Inflation, in our opinion, should hold steady at a very low level.

      The stock market started to lose ground during Castle's fourth fiscal quarter. The S&P 500, for example, posted a negative total return of 3.76% for the 3 months ended October 31. The bond market, however, began to rally as investors sought safety in Treasury securities. We are pleased to report that because of its income-orientation, Castle Convertible Fund performed well in the 3-month period, producing a positive total return of 1.67% on a NAV basis. The financial markets in the U.S. may remain unsettled in the near future since new developments in overseas markets may continue to unnerve investors. However, we believe that Castle Convertible Fund should hold its ground in the uncertain market conditions we may encounter in coming months.


                                       Respectfully submitted,


                                       /s/ David D. Alger


                                       David D. Alger
                                       President

November 7, 1997


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 1997

Principal    Corporate Convertible
  Amount      Bonds--52.7%                              Value
----------------------------------------------------------------

             AEROSPACE--5.1%
$  400,000   Atlantic Coast Airlines, Inc., Cv.
              Sub. Notes, 7.00%, 7/1/04(a)           $   504,000
   300,000   Diagnostic/Retrieval Systems,
              Inc., Sr. Sub. Cv. Notes, 9.00%,
              10/1/03(a)                                 455,625
   500,000   Kellstrom Industries Inc., Cv. Sub.
              Notes, 5.75%, 10/15/02(a)                  496,250
 2,000,000   Rohr Industries Inc., Cv. Sub.
              Deb., 7.00%, 10/1/12                     1,970,000
                                                     -----------
                                                       3,425,875
                                                     -----------
             BUILDING & CONSTRUCTION--1.6%
 1,000,000   Masco Corp., Cv. Sub. Deb.,
              5.25%, 2/15/12                           1,075,000
                                                     -----------
             COMPUTER RELATED & BUSINESS
              EQUIPMENT--6.4%
 1,000,000   Bay Networks Inc., Cv. Sub. Deb.,
              5.25%, 5/15/03                           1,006,250
   500,000   DSC Communications Corp., Cv.
              Sub. Notes, 7.00%, 8/1/04(a)               480,000
 1,000,000   Quantum Corporation, Cv. Sub.
              Notes, 7.00%, 8/1/04                     1,047,500
 1,400,000   Read-Rite Corporation, Cv. Sub.
              Notes, 6.50%, 9/1/04                     1,261,750
   500,000   Tecnomatix Technologies Ltd., Cv.
              Sub. Notes, 5.25%, 8/15/04(a)              496,250
                                                     -----------
                                                       4,291,750
                                                     -----------
             ENERGY--7.2%
 1,850,000   Consolidated Natural Gas, Cv.
              Sub. Deb., 7.25%, 12/15/15               2,035,000
 2,000,000   Enserch, (Eurodollar), Cv. Sub.
              Deb., 6.375%, 4/1/02                     2,040,000
   650,000   Parker Drilling Corp., Cv. Sub.
              Notes, 5.50%, 8/1/04                       780,000
                                                     -----------
                                                       4,855,000
                                                     -----------
             HEALTHCARE--9.0%
 3,016,000   Beverly Enterprises, Cv. Sub.
              Deb., 7.625%, 3/15/03                    3,031,080
 1,450,000   Centocor, Inc., (Eurodollar), Cv.
              Sub. Deb., 6.75%, 10/16/01               1,462,687
   500,000   ESC Medical Systems Ltd., Cv.
              Sub. Notes, 6.00%, 9/1/02(a)               537,500
   400,000   NeXstar Pharmaceuticals, Inc., Cv.
              Sub. Deb., 6.25%, 8/1/04(a)                433,000
   150,000   Sepracor Inc., Cv. Sub. Deb.,
              7.00%, 12/1/02(a)                          285,000
   250,000   Sunrise Assisted Living, Inc., Cv.
              Sub. Notes, 5.50%, 6/15/02(a)              295,000
                                                     -----------
                                                       6,044,267
                                                     -----------
             LEISURE & ENTERTAINMENT--1.9%
   200,000   Family Golf Centers, Inc., Cv. Sub.
              Notes, 5.75%, 10/15/04(a)                  191,750
 1,100,000   Outboard Marine Corp., Cv. Sub.
              Deb., 7.00%, 7/1/02                      1,094,500
                                                     -----------
                                                       1,286,250
                                                     -----------
             MANUFACTURING--1.9%
 1,250,000   Quanex Corp., Cv. Sub. Deb.,
              6.88%, 6/30/07                           1,289,062
                                                     -----------
             METALS--2.7%
 1,750,000   Inco Limited, Cv. Sub. Deb.,
              7.75%, 3/15/16                           1,811,250
                                                     -----------
Principal    Corporate Convertible
  Amount     Bonds--(Continued)                         Value
----------------------------------------------------------------

             PRINTING--2.1%
$1,400,000   World Color Press Inc., Cv. Sub.
              Notes, 6.00%, 10/1/07                  $ 1,372,000
                                                     -----------
             REAL ESTATE--1.7%
 1,000,000   Developers Diversified Realty Corp.,
              Cv. Sub. Deb., 7.00%, 8/15/99            1,165,000
                                                     -----------
             RESTAURANTS & LODGING--2.4%
 1,500,000   Signature Resorts, Inc., Cv. Sub.
              Notes, 5.75%, 1/15/07                    1,590,000
                                                     -----------
             RETAILING--4.9%
 1,000,000   Men's Wearhouse Inc., Cv. Sub.
              Notes, 5.25%, 3/1/03                     1,180,000
 1,500,000   Michaels Stores Inc., Cv. Sub.
              Deb., 6.75%, 1/15/03                     1,531,875
   700,000   Saks Holdings Inc., Cv. Sub.
              Notes, 5.50%, 9/15/06                      602,000
                                                     -----------
                                                       3,313,875
                                                     -----------
             SEMICONDUCTORS--5.8%
 1,400,000   Micron Technology, Inc., Cv. Sub.
              Notes, 7.00%, 7/1/04                     1,289,750
   750,000   National Semiconductor, Cv. Sub.
              Notes, 6.50%, 10/1/02(a)                   815,625
   500,000   Photronics Inc., Cv. Sub. Notes,
              6.00%, 6/1/04                              527,500
 1,250,000   VLSI Technology, Inc., Cv. Sub.
              Notes, 8.25%, 10/1/05                    1,281,250
                                                     -----------
                                                       3,914,125
                                                     -----------
             Total Corporate Convertible Bonds
              (Cost $33,026,266)                      35,433,454
                                                     -----------
             Convertible Preferred
  Shares     Securities--16.8%
----------
             BROADCASTING--1.5%
    20,000   Sinclair Broadcast Group, Inc.,
              $3.00 Cv. Pfd., Series D.                  997,500
                                                     -----------
             ENERGY--1.0%
    10,000   Hvide Capital Trust, 6.5% Cv.
              Pfd.(a).                                   675,000
                                                     -----------
             FOODS & BEVERAGES--1.4%
    18,000   Chiquita Brands International Inc.,
              $2.875 Cv. Pfd. A                          949,500
                                                     -----------
             LEISURE & ENTERTAINMENT--1.9%
    17,000   Royal Caribbean Cruises Limited,
              $3.625 Cv. Pfd. A                        1,292,000
                                                     -----------
             PAPER PACKAGING & FOREST
              PRODUCTS--5.1%
    60,000   Fort James Corp., Dep. Shares,
              Series L $14.00 Cum. Conv.
              Exc. Pfd.                                3,450,000
                                                     -----------
             PRINTING--.4%
     5,000   Big Flower Trust I, 6.00% Cv.
              Pfd.(a)                                    245,625
                                                     -----------
             RAW MATERIALS--3.6%
    20,000   Bethlehem Steel Corporation,
              $5.00 Cum. Pfd.                          1,106,250
     5,000   Howell Corp., $3.50 Cv. Pfd.                285,000
    10,000   TIMET Capital Trust I, 6.625%
              Cv. Pfd. (a)                               525,000
    10,000   TIMET Capital Trust I, 6.625%
              Cv. Pfd.                                   525,000
                                                     -----------
                                                       2,441,250
                                                     -----------

             Convertible Preferred
  Shares      Securities--(Continued)                   Value
----------------------------------------------------------------
             REAL ESTATE--1.9%
    40,000   Security Capital Industrial Trust,
              7.00%, Cv. Pfd. B                      $ 1,265,000
                                                     -----------
             Total Convertible Preferred
              Securities (Cost $9,340,701)            11,315,875
                                                     -----------
             Mandatory Convertible
              Securities--6.4%
             COMMUNICATIONS--1.6%
    30,000   AirTouch Communications, Inc.,
              6.00% Cv. Pfd., Class B,
              8/16/99(c)                               1,048,125
                                                     -----------
             ENERGY--1.4%
    30,100   MCN Corporation, 8.75%, Pfd.,
              4/30/99(c)                                 912,405
                                                     -----------
             FINANCIAL SERVICES--1.8%
    45,000   The Money Store Inc., $1.72 Cv.
              Pfd., 12/1/99(c)                         1,226,250
                                                     -----------
             FOODS & BEVERAGES--1.6%
    17,000   Ralston Purina Co., 7.00%
              Exchangeable Notes, 12/1/00(b)           1,071,000
                                                     -----------
             Total Mandatory Convertible
              Securities (Cost $3,925,282)             4,257,780
                                                     -----------
             Common Stocks--10.7%
             UTILITIES
    45,000   American Electric Power Co., Inc.         2,126,250
    50,000   New Century Energies Inc.                 2,087,500

  Shares     Common Stocks--(Continued)                 Value
----------------------------------------------------------------
    38,000   OGE Energy Corp.                        $ 1,840,625
    43,000   Puget Sound Energy Inc.                   1,144,875
                                                     -----------
             Total Common Stocks
              (Cost $4,733,197)                        7,199,250
                                                     -----------
             Warrants
             REAL ESTATE
     2,387   Security Capital Group Wts.,
              expire 9/18/98* (Cost $16,423)              11,488
                                                     -----------
Principal    Short-Term Corporate
  Amount      Notes--12.6%
----------

$2,200,000   Bell Atlantic Network Funding
             Corp., 5.60%, 11/14/97                    2,195,550
 1,400,000   France Telecom., 5.51%, 11/5/97           1,399,143
 1,504,000   GTE Funding Inc., 5.56%, 11/6/97          1,502,839
 2,200,000   McDonald's Corp., 5.57%, 11/5/97          2,198,638
   850,000   Mitsui & Co., 5.51%, 11/6/97                849,350
   325,000   USAA Capital Corp., 5.55%,
              11/6/97                                    324,750
                                                     -----------
             Total Short-Term Corporate Notes
              (Cost $8,470,270)                        8,470,270
                                                     -----------

Total Investments
 (Cost $59,512,139)(d)                     99.2%      66,688,117
Other Assets in Excess of Liabilities        .8          564,138
                                          ----------------------
Total Net Assets                          100.0%     $67,252,255
                                          ======================


<F*>  Non-income producing security.
<Fa>  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
<Fb>  Exchangeable into common stock of Interstate Bakeries Corporation.
<Fc>  These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
<Fd>  At October 31, 1997, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $59,512,139, amounted to $7,175,978, which consisted of aggregate gross unrealized appreciation of $7,672,351 and aggregate gross unrealized depreciation of $496,373.

                            --------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997


ASSETS:
  Investments in securities, at value (cost $59,512,139), see accompanying
   schedule of investments                                                               $66,688,117
  Cash                                                                                        39,020
  Dividends and interest receivable                                                          606,423
  Prepaid expenses                                                                             3,048
                                                                                         -----------
      Total Assets                                                                        67,336,608
LIABILITIES:
  Investment advisory fees payable                                            $43,595
  Directors' fees payable                                                       3,370
  Accrued expenses                                                             37,388
                                                                              -------
      Total Liabilities                                                                       84,353
                                                                                         -----------
NET ASSETS applicable to 2,236,003 outstanding shares of $0.01 par value
 (10,000,000 shares authorized)                                                          $67,252,255
                                                                                         ===========
NET ASSET VALUE PER SHARE                                                                $     30.08
                                                                                         ===========

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
For the year ended October 31, 1997


INVESTMENT INCOME:
  Income:
    Interest                                                              $2,715,070
    Dividends                                                              1,369,476
                                                                          ----------
      Total Income                                                         4,084,546
  Expenses:
    Investment advisory fees--Note 2(a)                     $  491,540
    Directors' fees                                             40,000
    Custodian and transfer agent fees                           35,109
    Shareholder reports                                         22,529
    Professional fees                                           19,060
    Bookkeeping fees                                            18,000
    Miscellaneous                                               24,729
                                                            ----------

      Total Expenses                                                         650,967
                                                                          ----------
NET INVESTMENT INCOME                                                      3,433,579
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                           5,386,112
  Net change in unrealized depreciation on investments        (730,772)
                                                            ----------
  Net realized and unrealized gain (loss) on investments                   4,655,340
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $8,088,919
                                                                          ==========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Year Ended          Year Ended
                                                                            October 31, 1997    October 31, 1996
                                                                            ------------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                                       $ 3,433,579         $ 3,482,804
  Net realized gain on investments                                              5,386,112           3,485,300
  Net change in unrealized appreciation (depreciation) on  investments           (730,772)            747,343
                                                                              -------------------------------
      Net increase in net assets resulting from operations                      8,088,919           7,715,447
                                                                              -------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                        (3,577,609)         (3,555,247)
  Net realized gains                                                           (3,309,288)         (1,587,562)
                                                                              -------------------------------
      Total dividends                                                          (6,886,897)         (5,142,809)
                                                                              -------------------------------
      Net increase in net assets                                                1,202,022           2,572,638
NET ASSETS:
  Beginning of year                                                            66,050,233          63,477,595
                                                                              -------------------------------
  End of year (including undistributed net investment income of $635,644
   and $779,674, respectively)                                                $67,252,255         $66,050,233
                                                                              ===============================

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                                                                     Four
                                                                                    Months
                                                 Year Ended October 31,              Ended           Year Ended June 30,
                                         -------------------------------------    October 31,    ---------------------------
                                           1997        1996           1995          1994(i)         1994           1993
                                         -----------------------------------------------------------------------------------

Net asset value, beginning of period     $ 29.54    $ 28.39        $ 25.77        $ 25.07        $ 27.29        $ 24.20
                                         -----------------------------------------------------------------------------------
Net investment income                       1.54       1.56           1.74           0.52           1.62           1.68
Net realized and unrealized gain
 (loss) on investments                      2.08       1.89           3.29           0.58          (1.60)          3.23
                                         -----------------------------------------------------------------------------------
Total from investment operations            3.62       3.45           5.03           1.10           0.02           4.91
                                         -----------------------------------------------------------------------------------
Dividends from net investment
 income                                    (1.60)     (1.59)         (1.60)         (0.40)         (1.67)         (1.82)
Distributions from net realized gains      (1.48)     (0.71)         (0.81)            --          (0.57)            --
                                         -----------------------------------------------------------------------------------
      Total Distributions                  (3.08)     (2.30)         (2.41)         (0.40)         (2.24)         (1.82)
                                         -----------------------------------------------------------------------------------
Net asset value, end of period           $ 30.08    $ 29.54        $ 28.39        $ 25.77        $ 25.07        $ 27.29
                                         ===================================================================================
Market value, end of period              $ 25.75    $ 25.38        $ 25.63        $ 24.38        $ 22.25        $ 26.50
                                         ===================================================================================

Total investment return based on
 market value per share                    14.01%      8.14%         15.82%         11.28%         (8.41%)        34.26%
                                         ===================================================================================

Ratios and Supplemental Data:
  Net assets, end of period
   (000's omitted)                       $67,252    $66,050        $63,478        $57,207        $55,665        $60,365
                                         ===================================================================================
  Ratio of expenses to average net
   assets                                   1.00%      1.03%(ii)      1.05%(ii)      1.04%(ii)      1.05%(ii)      1.06%(ii)
                                         ===================================================================================
  Ratio of net investment income to
   average net assets                       5.26%      5.44%          6.62%          6.02%          6.02%          6.50%
                                         ===================================================================================
  Portfolio Turnover Rate                  57.58%     63.68%         52.80%          8.65%         29.38%         52.63%
                                         ===================================================================================
  Average Commission Rate Paid           $ .0693    $ .0703
                                         ==================

--------------------
<Fi>  Ratios have been annualized; total investment return has not been annualized.
<Fii> Reflects total expenses, including custody fees offset by earnings credits resulting from balances left on deposit. The expense ratios net of earnings credits would have been 1.02% and 1.03% for the years ended October 31, 1996 and 1995, respectively. Expense ratios for the periods ended prior to October 31, 1995, have been reduced to reflect the effect of custody fees offset by earnings credits, if any.

                     See Notes to Financial Statements.



CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees--Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the average of the Fund's weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 1997, no reimbursement was required pursuant to the Contract. For the year ended October 31, 1997, the total investment advisory fee charged to the Fund amounted to $491,540, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger
Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 1997, the Fund incurred fees of approximately $12,100 for services provided by Alger Services and reimbursed Alger Services approximately $5,900 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates--At October 31, 1997, the Adviser and its affiliates owned 308,756 shares of the Fund.

NOTE 3--Securities Transactions:

      During the year ended October 31, 1997, purchases and sales of investment securities, excluding short-term securities, aggregated $33,109,341 and $41,538,051, respectively.

NOTE 4--Components of Net Assets:

      At October 31, 1997, the Fund's net assets consisted of:


Paid-in capital                        $54,012,068
Undistributed net investment income        635,644
Undistributed net realized gain          5,428,565
Net unrealized appreciation              7,175,978
                                       -----------
NET ASSETS                             $67,252,255
                                       ===========


                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (a Delaware Corporation), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the two years in the period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the two years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP


New York, New York
November 19, 1997





     CASTLE |
CONVERTIBLE |  Meeting the challenge
      FUND, |  of investing
        NC. |




Board of Directors

Fred M. Alger, Chairman
David D. Alger
Lester L. Colbert, Jr.
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent

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Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038

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Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811

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Independent Public Accountants

Arthur Andersen LLP
1345 Avenue of the Americas
New York, N.Y. 10105

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Results of the Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 10, 1996. The following matters were submitted to a shareholder vote and approved:

(i) the reelection of the following directors of the Fund: Fred M. Alger, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand, and John T. Sargent. Each of the directors reelected received at least 1,868,898 affirmative votes and no more than 7,647 votes were withheld for any director.

(ii) the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1997:
For--1,853,804; Against--19,927; Abstain--18,730.

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This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.